SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

August 5, 2003

Date of Report (Date of earliest event reported)

WEBMD CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-24975	94-3236644

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

669 River Drive, Center 2
Elmwood Park, New Jersey 07407-1361

(Address of principal executive offices, including zip code)

(201) 703-3400

(Registrant’s telephone number, including area code)

(Former name or address, if changed since last report)

SIGNATURE
EXHIBIT INDEX
EX-99.1 FINANCIAL STATEMENTS FOR 2002 & 2003

ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     As previously announced, WebMD Corporation completed the sale of Porex Bio Products, Inc. and Porex Medical Products, Inc. on August 1, 2003 in two separate transactions for an aggregate sales price of $46.5 million in cash, subject to customary post-closing adjustments. Porex, WebMD’s plastic technologies segment, retains its core Porous Products and Surgical Products units.

     On August 5, 2003 and August 12, 2003, WebMD Corporation posted on its Web site unaudited pro forma quarterly financial statements for 2002 and 2003 reflecting the reclassification of Porex Bio Products, Inc. and Porex Medical Products, Inc. as a discontinued operation. A copy of these financial statements is attached as Exhibit 99.1. Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

2

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, WebMD Corporation has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WEBMD CORPORATION

Dated: August 12, 2003	By:	/s/ Lewis H. Leicher

Lewis H. Leicher Senior Vice President

3

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Unaudited pro forma quarterly financial statements for 2002 and 2003 reflecting the reclassification of Porex Bio Products, Inc. and Porex Medical Products, Inc. as a discontinued operation